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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement on Form S-3 (File No. 33-84001) of our report dated March 24, 1995, on our audits of the consolidated financial statements and financial statement schedule of NorAm Energy Corp. and Subsidiaries. We also consent to the reference to our fire under the caption "Experts."


                                             /s/  COOPERS & LYBRAND L.L.P.

Houston, Texas
March 7, 1996